SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                             ----------------------

                         Date of Report: March 31, 2003
                 Date of Earliest Event Reported: August 16, 2002



                        WATERMARK INVESTORS REALTY TRUST
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             (Exact name of registrant as specified in its charter)

               Texas                   0-6103               75-1372785
      ------------------------ ------------------------ -------------------
      (State of Incorporation) (Commission file number)    (IRS Employer
                               Identification No.)

             227 West Trade Street, Suite 2320, Charlotte, NC 28202
           ----------------------------------------------------------
           (Address of principal executive office including zip code)

                                 (704) 343-9334
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                         (Registrant's telephone number)

                                EXPLANATORY NOTE

     This Form 8-K/A amends Watermark Investors Realty Trust's (the "Trust") Form 8-K dated August 16, 2002, which was filed with the Securities and Exchange Commission on August 16,2002. This amended filing is being made to correct the names and signatures of the appropriate signatory of the Section 906 certifications, which were incorrectly set forth in the signature page of
Exhibit 99.1 and Exhibit 99.2 in connection with the Trust's 8-K filing. The Trust has now determined that David S. Givner, Trustee, President and Treasurer, is the appropriate officer to execute the certifications as principal executive officer and principal financial officer of the Trust. This Form 8-K/A amends the Trust's
Section 906 Sarbanes-Oxley certifications. No further changes to the previously filed Form 8-K are being made.

Item 7.  Financial Statements, Pro Forma Information and Exhibits.

     (c) Exhibits.

     Exhibit 99.1 Statement of David S. Givner, Principal Executive Officer of Watermark Investors Realty Trust pursuant to 18 U.S.C. Section 1350.

     Exhibit 99.2 Statement of David S. Givner, Principal Financial Officer of Watermark Investors Realty Trust pursuant to 18 U.S.C. Section 1350.

Item 9.  Regulation FD Disclosure

     Watermark Investors Realty Trust has furnished as correspondence the certifications pursuant to 18 U.S.C. Section 1380, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002. In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Watermark Investors Realty Trust has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  March 28, 2003

                                     WATERMARK INVESTORS REALTY TRUST


                                     By:/s/ Michael S. Verruto
                                        -----------------------------------
                                     Michael S. Verruto
                                     Trustee, Vice President and Secretary
                                     (An Authorized Officer and
                                     Chief Accounting Officer)